                               CONSENT AND JOINDER
                                       TO
                             STOCKHOLDERS AGREEMENT


         THIS CONSENT AND JOINDER (this "Agreement") to that certain Stockholders Agreement (the "Stockholders Agreement"), dated as of March 30, 1998, by and among APCOA/Standard Parking, Inc., a Delaware corporation (the "Company"), and Dosher Partners, L.P., a Delaware limited partnership ("Dosher"), SP Associates, an Illinois general partnership ("SP Associates"), Holberg Industries, Inc., a Delaware corporation ("Holberg"), and AP Holdings, Inc., a Delaware corporation ("AP Holdings" and, together with Dosher, SP Associates and Holberg, the "Existing Stockholders"), is made and entered into as of October 1, 1998, by and among the Company, the Existing Stockholders and Waverly Partners, L.P., an Illinois limited partnership (the "New Stockholder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Stockholders Agreement.

         WHEREAS, Dosher desires to transfer 1.25238075 shares of common stock, par value $1.00 per share, of the Company ("Company Common Stock") to the New Stockholder (the "Transfer");

         WHEREAS, Dosher will continue to own 1.25238075 shares of Company Common Stock following the Transfer;

         WHEREAS, the consent of the Company and the Existing Stockholders is required for the Transfer to be effective under the terms of the Stockholders Agreement; and

         WHEREAS, the Stockholders Agreement requires the New Stockholder to become a party to the Stockholders Agreement, and the New Stockholder desires to and agrees to do so in accordance with the terms hereof;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1. Consent to Transfer. Subject to the terms and upon the conditions set forth herein, including the undertakings and agreements of the New Stockholder in paragraphs 2 and 3 hereof, the Company and the Existing Stockholders hereby consent to the Transfer and to the New Stockholder becoming a Stockholder under the Stockholders Agreement.

         2. Agreement to be Bound. The New Stockholder hereby agrees that, upon execution of this Agreement, it shall become a party to the Stockholders Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders Agreement as though an original party thereto, and shall, for all purposes of the Stockholders Agreement, be considered (i) a Stockholder, (ii) a Standard Party and (iii) an MW Party. In addition, the New Stockholder hereby acknowledges and agrees that the shares of Company Common Stock acquired by the New Stockholder pursuant to the Transfer shall be deemed Shares for the purposes of the Stockholders Agreement and shall be subject to such restrictions and limitations, and shall have such rights, as are set forth in the Stockholders Agreement. Dosher hereby acknowledges and agrees that (i) the shares of Company Common Stock owned by it following the Transfer shall continue to be deemed Shares for the purposes of the Stockholders Agreement and shall continue to be subject to such restrictions and limitations, and shall continue to have such rights, as are set forth in the Stockholders Agreement; (ii) it shall, for all purposes of the Stockholders Agreement, continue to be considered (a) a Stockholder, (b) a Standard Party and (c) an MW Party; and (iii) all references to Dosher in the Stockholders Agreement, including, without limitation, the references to Dosher in Section 4.1 of the Stockholders Agreement, shall continue to be deemed to be references to Dosher.

         3. Covenant to Vote; Covenant to Act. The New Stockholder hereby agrees, following the Transfer, to vote, in person or by proxy, all of the Shares owned by it, at any annual or special meeting of stockholders of the Company called for any purpose or by consensual action of the stockholders of the Company without a meeting, with respect to any matter to be voted upon by the stockholders of the Company, in the same manner as Dosher shall vote the Shares owned by it an any such annual or special meeting of stockholders of the Company or by any such consensual action of the stockholders of the Company without a meeting. In addition, the New Stockholder hereby agrees that, with respect to any action to be taken by each of Dosher and the New Stockholder under the terms of the Stockholders Agreement or otherwise in each of Dosher's and the New Stockholder's capacity as a stockholder of the Company, the New Stockholder shall act, or refrain from acting, in the same manner as Dosher shall act, or refrain from acting, with respect to any such action to be taken.

         4. Successors and Assigns. This Agreement shall bind and insure to the benefit of and be enforceable by the Company, the Existing Stockholders and the New Stockholder and their respective successors and assigns permitted under the Stockholders Agreement.

         5. Notices. For purposes of Section 9.5 of the Stockholders Agreement, all notices, demands or other communications to the New Stockholder shall be directed to:

                    Waverly Partners, L.P.
                      900 North Michigan Avenue, Suite 1600
                      Chicago, Illinois 60611
                      Attention: Myron C. Warshauer, General Partner Telecopy Number: (312) 640-6187

         6. One Agreement. The Stockholders Agreement and this Agreement shall be understood and construed as one agreement, fully as if the New Stockholder had been an original party to the Stockholders Agreement, including the provisions hereof, and the administrative, ministerial and miscellaneous provisions of the Stockholders Agreement, including the provisions set forth in
Article IX thereof, shall apply, mutatis mutandis, equally to this Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                  APCOA/STANDARD PARKING, INC.



                                  By: /s/
                                     ----------------------------------------
                                       Name:  G. Walter Stuelpe, Jr.
                                       Title: President




                                  SP ASSOCIATES


                                  By:  SP MANAGERS, L.P.
                                       MANAGING PARTNER

                                       By:  STANDARD MANAGERS, INC.,
                                            GENERAL PARTNER



                                  By:
                                     ----------------------------------------
                                      Name:
                                      Title:




                                  HOLBERG INDUSTRIES, INC.



                                  By:
                                     ----------------------------------------
                                      Name:
                                      Title:




                                 AP HOLDINGS, INC.



                                 By:  /s/
                                    -----------------------------------------
                                      Name:  G. Walter Stuelpe, Jr.
                                      Title: President & Chief Executive Officer

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                 APCOA/STANDARD PARKING, INC.



                                 By:
                                     ----------------------------------------
                                      Name:
                                      Title:




                                 SP ASSOCIATES


                                 By:  SP MANAGERS, L.P.
                                      MANAGING PARTNER

                                      By:  STANDARD MANAGERS, INC.,
                                           GENERAL PARTNER



                                 By: /s/
                                     ----------------------------------------
                                      Name:  Patrick Meara
                                      Title: Vice President




                                 HOLBERG INDUSTRIES, INC.



                                 By:
                                     ----------------------------------------
                                      Name:
                                      Title:




                                 AP HOLDINGS, INC.



                                 By:
                                     ----------------------------------------
                                      Name:
                                      Title:

                                 DOSHER PARTNERS, L.P.



                                 By:
                                     ----------------------------------------
                                      Name:
                                      Title:




                                 WAVERLY PARTNERS, L.P.



                                 By:
                                     ----------------------------------------
                                      Name:
                                      Title:

                             SUPPLEMENTAL INDENTURE

         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of July 6, 1998, among S&S Parking, Inc., Century Parking, Inc. and Sentry Parking Corporation (collectively, the "New Subsidiary Guarantors"), each a California corporation and wholly-owned subsidiary of APCOA/Standard Parking, Inc., a Delaware corporation (the "Company"), the Company and State Street Bank and Trust Company, as trustee under the indenture referred to below (the "Trustee"). Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Indenture (as defined below).

                                   WITNESSETH

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of March 30, 1998, providing for the issuance of an aggregate principal amount of $140,000,000 of 9 1/4% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes");

         WHEREAS, Section 11.5 of the Indenture provides that under certain circumstances the Company may cause, and Section 11.3 of the Indenture provides that under certain circumstances the Company must cause, certain of its subsidiaries to execute and deliver to the Trustee a supplemental indenture pursuant to which such subsidiaries shall unconditionally guarantee all the Company's Obligations under the Senior Subordinated Notes pursuant to a Note Guarantee on the terms and conditions set forth herein; and

         WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Senior Subordinated Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO NOTE GUARANTEE. The New Subsidiary Guarantors hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Company's Obligations under the Senior Subordinated Notes and the Indenture on the terms and subject to the conditions set forth in Article 11 of the Indenture and to be bound by all other applicable provisions of the Indenture.

3. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, shareholder or agent of any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Senior Subordinated Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Senior Subordinated Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Subordinated Notes.

4. NEW YORK LAW TO GOVERN. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the New Subsidiary Guarantors.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated as of July 6, 1998


                                APCOA/STANDARD PARKING, INC.



                                By: /s/
                                   --------------------------------------------
                                     Name:  Michael J. Celebrezze
                                     Title: Executive Vice President and Chief
                                              Financial Officer




                                S&S PARKING, INC.



                                By: /s/
                                   --------------------------------------------
                                     Name:  Michael J. Celebrezze
                                     Title: Vice President and Treasurer




                                CENTURY PARKING, INC.



                                By: /s/
                                   --------------------------------------------
                                     Name:  Michael J. Celebrezze
                                     Title: Vice President and Treasurer




                                SENTRY PARKING CORPORATION



                                By: /s/
                                   --------------------------------------------
                                     Name:  Michael J. Celebrezze
                                     Title: Vice President and Treasurer




                                STATE STREET BANK AND TRUST COMPANY,
                                as Trustee



                                By: /s/
                                   --------------------------------------------
                                     Name:  Elizabeth C. Hammer
                                     Title: Vice President